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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      May 12, 2000
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                         L-3 Communications Holdings, Inc.
                         L-3 Communications Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                                                   13-3937436
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    (Commission File Number)            (IRS Employer Identification No.)

600 Third Avenue, New York, New York                                 10016
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(Address of Principal Executive Offices)                           (Zip Code)

                                 (212) 697-1111
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              (Registrant's Telephone Number, Including Area Code)
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Item 2  Acquisition of Assets

     L-3 Communications Corporation ("L-3") acquired the assets of the Traffic Alert and Collision Avoidance System ("TCAS") product line of Honeywell, Inc. (the "Business"), a wholly-owned subisdiary of Honeywell International, Inc., on April 28, 2000 for $237 million reflecting a $17.0 million price reduction based on the preliminary closing date net assets, as defined, which are subject to a final adjustment. The acquisition was financed with borrowings under a new 364 day revolving senior credit facility entered into on April 24, 2000.

     TCAS is a business leader in avionics safety systems and has approximately 6,500 units installed in commercial, corporate and military aircraft. TCAS reduces the potential for mid-air collision and provides an independent and complementary supplement to the air traffic control system.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     a. and b. The Registrant is currently having an audit performed of the financial statements of the Business as of and for the year ended December 31, 1999. Upon the completion of such audit, the Registrant will determine whether financial statements and pro forma financial information are required for the Business, and if required the Registrant will file the required audited financial statements and unaudited pro forma financial information under cover of Form 8-K/A.

     c.        Exhibits

               The Registrant will file the Asset Purchase and Sale Agreement dated as of February 10, 2000 by and between L-3 Communications Corporation and Honeywell Inc., a wholly-owned subsidiary of Honeywell International Inc., as amended on April 28, 2000, under cover of Form 8-K/A not later than 60 days after this Report on Form 8-K is required to be filed.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         L-3 COMMUNICATIONS HOLDINGS, INC.

                                         L-3 COMMUNICATIONS CORPORATION
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                                         Registrant


Date May 12, 2000                        By: /s/ Robert V. LaPenta
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                                           President and Chief Financial Officer


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